                      AMENDMENT TO PARTICIPATION AGREEMENT

         The Participation Agreement dated as of March 1, 2000, by and among FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, TEMPLETON VARIABLE PRODUCTS SERIES FUND, FRANKLIN TEMPLETON DISTRIBUTORS, INC. and ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, and FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (the "Agreement") is hereby amended as follows:

         Schedules B, D and F of the Agreement are hereby deleted in their entirety and replaced with the Schedules B, D and F attached hereto, respectively.

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2001

FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST

By: ___________________________________

Name:  ________________________________

Title:   ______________________________


ALLMERICA FINANCIAL LIFE INSURANCE
AND ANNUITY COMPANY

By: ___________________________________

Name: _________________________________

Title:   ______________________________


FIRST ALLMERICA FINANCIAL LIFE
INSURANCE COMPANY

By: ___________________________________

Name: _________________________________

Title:   ______________________________

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

1.    Name:                         Separate Account FUVUL of Allmerica
                                    Financial Life Insurance and Annuity Company
      Date Established:             12.17.99
      SEC Registration Number:      811-333-93031

2.    Name:                         Separate Account FUVUL of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             Pending
      SEC Registration Number:      Pending

3.    Name:                         Separate Account VA-P of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8872

4.    Name:                         Separate Account VA-P of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8848

5.    Name:                         Separate Account VA-K of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      811-6293

6.    Name:                         Separate Account VA-K of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8114

7.    Name:                         Separate Account VA-K (Delaware) of
                                    Allmerica Financial Life Insurance and
                                    Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      811-6293

8.    Name:                         Separate Account VA-P of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8114

9.    Name:                         FR1 Separate Account of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A


                                      2

                             SCHEDULE B (CONTINUED)

                             ACCOUNTS OF THE COMPANY

10.   Name:                         FR1 Separate Account of First Allmerica Life
                                    Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

11.   Name:                         FQ1 Separate Account of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

12.   Name:                         FQ1 Separate Account of First Allmerica Life
                                    Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

13.   Name:                         UR1 Separate Account of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

14.   Name:                         UR1 Separate Account of First Allmerica Life
                                    Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

15.   Name:                         UQ1 Separate Account of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

16.   Name:                         UQ1 Separate Account of First Allmerica Life
                                    Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      N/A

17.   Name:                         Allmerica Select Separate Account of
                                    Allmerica Financial Life Insurance and
                                    Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      811-6293

18.   Name:                         Allmerica Select Separate Account of First
                                    Allmerica Financial Life Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8114


                                       3

                             SCHEDULE B (CONTINUED)

                             ACCOUNTS OF THE COMPANY

19.   Name:                         Group VEL Separate Account of Allmerica
                                    Financial Life Insurance and Annuity Company
      Date Established:             6.13.96
      SEC Registration Number:      811-8704

20.   Name:                         Group VEL Separate Account of First
                                    Allmerica Financial Life Insurance Company
      Date Established:             6.13.96
      SEC Registration Number:      811-7663

21.   Name:                         VEL Account of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             04.02.87
      SEC Registration Number:      811-8130

22.   Name:                         VEL II Separate Account of Allmerica
                                    Financial Life Insurance and Annuity Company
      Date Established:             01.21.93
      SEC Registration Number:      811-7466

23:   Name:                         VEL II Separate Account of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             08.20.91
      SEC Registration Number:      811-5183

24:   Name:                         Inheiritage Separate Account of Allmerica
                                    Financial Life Insurance and Annuity Company
      Date Established:             09.15.93
      SEC Registration Number:      811-8120

25:   Name:                         Inheiritage Separate Account of First
                                    Allmerica Financial Life Insurance Company
      Date Established:             08.20.91
      SEC Registration Number:      811-8304

26.   Name:                         VEL III Separate Account of Allmerica
                                    Financial Life Insurance and Annuity Company
      Date Established:             06.13.96
      SEC Registration Number:      811-8857

27.   Name:                         Separate Account SPVL of First Allmerica
                                    Financial Life Insurance Company
      Date Established:             06.13.96
      SEC Registration Number:      811-10133


                                       4

                             SCHEDULE B (CONTINUED)

                             ACCOUNTS OF THE COMPANY

28:   Name:                         Allmerica Select Separate Account III of
                                    Allmerica Financial Life Insurance and
                                    Annuity Company
      Date Established:             06.13.96
      SEC Registration Number:      811-8859

29.   Name:                         Allmerica Select Separate Account II of
                                    Allmerica Financial Life Insurance and
                                    Annuity Company
      Date Established:             10.12.93
      SEC Registration Number:      811-8746

30.   Name:                         Allmerica Select Separate Account II of
                                    First Allmerica Financial Life Insurance
                                    Company
      Date Established:             10.12.93
      SEC Registration Number:      811-8987

31.   Name:                         Separate Account IMO of Allmerica Financial
                                    Life Insurance and Annuity Company
      Date Established:             06.13.96
      SEC Registration Number:      811-09529

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
1           Yes           ValuPlus Assurance     333-93031      1036-99           Separate Account        Templeton International
                          (First Union)          811-09731                        FUVUL of Allmerica      Securities Fund, Class 2
                                                                                  Financial Life          TEMPLETON INVESTMENT
                                                                                  Insurance and Annuity   COUNSEL, INC.
                                                                                  Company
                                                                                                          Templeton Asset Strategy
                                                                                  12.17.99                Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
2           Pending       ValuPlus Assurance     Pending        1036-99           Separate Account        Templeton International
                          (First Union)          Pending                          FUVUL of First          Securities Fund, Class 2
                                                                                  Allmerica Financial     TEMPLETON INVESTMENT
                                                                                  Life Insurance and      COUNSEL, INC.
                                                                                  Annuity Company
                                                                                                          Templeton Asset Strategy
                                                                                  Pending                 Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
3           Yes           Pioneer Vision 2       33-86664       A3025-96          Separate Account VA-P   Franklin Small Cap Fund,
                                                 81-8872                          of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Templeton International
                                                                                  06.13.96                Smaller Companies,
                                                                                                          Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
4           Yes           Pioneer Vision 2       33-85916       A3025-96          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8848                         of  Allmerica           Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Templeton International
                                                                                                          Smaller Companies,
                                                                                  06.13.96                Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
5           Yes           Pioneer C-Vision       333-64833      A3027-98          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8872                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Templeton International
                                                                                  06.13.96                Smaller Companies,
                                                                                                          Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
6           Yes           Pioneer C-Vision       333-64831      A3027-98          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8848                         of  Allmerica           Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Templeton International
                                                                                                          Smaller Companies,
                                                                                  06.13.96                Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
7           Yes           Pioneer XtraVision     333-81017      A3028-99          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8848                         of  Allmerica           Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Templeton International
                                                                                                          Smaller Companies Fund,
                                                                                  06.13.96                Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
8           Yes           Pioneer XtraVision     333-54040      A3028-99          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8872                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Templeton International
                                                                                  06.13.96                Smaller Companies Fund,
                                                                                                          Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
9           Yes           Pioneer (no load)      333-90535      A3030-99          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8848                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Templeton International
                                                                                                          Smaller Companies Fund,
                                                                                  06.13.96                Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
10          Yes           Pioneer (no load)      333-90537      A3030-99          Separate Account VA-P   Franklin Small Cap Fund,
                                                 811-8872                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Templeton International
                                                                                  06.13.96                Smaller Companies Fund,
                                                                                                          Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2 -
                                                                                                          Templeton Investment
                                                                                                          Counsel, Inc.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
11          Yes           Ultimate Advantage     333-38274      A3033-99          Separate Account VA-K   Franklin Natural
                          Annuity                811-6293                         of Allmerica            Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance and Annuity   FRANKLIN ADVISERS, INC.
                                                                                  Company
                                                                                                          Franklin Small Cap Fund,
                                                                                  06.13.96                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
12          Yes           Agency Ultimate        333-38276      3033-99           Separate Account VA-K   Franklin Natural
                          Advantage              811-8114                         of First Allmerica      Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance Company       FRANKLIN ADVISERS, INC.

                                                                                  06.13.96                Franklin Small Cap Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
13          Yes           Delaware Medallion     33-44830       A3025-96          Separate Account VA-K   Franklin Small Cap Fund,
                          III                    811-6293                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.99                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
14          Yes           Delaware Medallion     33-71054       A3025-96          Separate Account VA-K   Franklin Small Cap Fund,
                          III                    811-8114                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Mutual Shares
                                                                                  06.13.99                Securities, Class 2
                                                                                                          FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
15          Yes           Delaware Golden        333-81281      A3028-98          Separate Account VA-K   Franklin Small Cap Fund,
                          Medallion              811-6293                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.99                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
16          Yes           Delaware Golden        333-54218      A3028-98          Separate Account VA-K   Franklin Small Cap Fund,
                          Medallion              811-8114                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Mutual Shares
                                                                                  06.13.99                Securities, Class 2
                                                                                                          FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
17          Yes           DirectedAdvisory       333-90543      A3030-99          Separate Account VA-K   Franklin Small Cap Fund,
                          Solutions (Fund        811-6293                         of Allmerica            Class 2
                          Quest)                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.99                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
18          Yes           DirectedAdvisory       333-90545      A3030-99          Separate Account VA-K   Franklin Small Cap Fund,
                          Solutions (Fund        811-8114                         of First Allmerica      Class 2
                          Quest)                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Mutual Shares
                                                                                  06.13.99                Securities, Class 2
                                                                                                          FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
19          No            PremierFocus           N/A            1037-99           FR1 Separate Account    Templeton International
                                                                                  of Allmerica            Securities Fund, Class 2
                                                                                  Financial Life          TEMPLETON INVESTMENT
                                                                                  Insurance and Annuity   COUNSEL, INC.
                                                                                  Company
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
20          No            PremierFocus           N/A            1037-99           FR1 of First            Templeton International
                                                                                  Allmerica Financial     Securities Fund, Class 2
                                                                                  Life Insurance Company  TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
21          No            PremierFocus           N/A            1037-99           FQ1 of  Allmerica       Templeton International
                                                                                  Financial Life          Securities Fund, Class 2
                                                                                  Insurance and Annuity   TEMPLETON INVESTMENT
                                                                                  Company                 COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
22          No            PremierFocus           N/A            1037-99           FQ1 of First            Templeton International
                                                                                  Allmerica Financial     Securities Fund, Class 2
                                                                                  Life Insurance Company  TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
23          No            First Union Private    N/A            3034-00           UQ1 Separate Account    Templeton International
                          Placement Annuity                                       of Allmerica            Securities Fund, Class 2
                                                                                  Financial Life          TEMPLETON INVESTMENT
                                                                                  Insurance and Annuity   COUNSEL, INC.
                                                                                  Company
                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
24          No            First Union Private    N/A            3034-00           UQ1 of First            Templeton International
                          Placement Annuity                                       Allmerica Financial     Securities Fund, Class 2
                                                                                  Life Insurance Company  TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.

                                                                                                          Templeton Asset Strategy
                                                                                                          Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
25          No            First Union Private    N/A            3034-99           UR1 of  Allmerica       Templeton International
                          Placement Annuity                                       Financial Life          Securities Fund, Class 2
                                                                                  Insurance and Annuity   TEMPLETON INVESTMENT
                                                                                  Company                 COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
26          No            First Union Private    N/A            3034-99           UR1 of  First           Templeton International
                          Placement Annuity                                       Allmerica Financial     Securities Fund, Class 2
                                                                                  Life Insurance Company  TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
27          Yes           Allmerica Advantage    33-39702       A-3025-96         Separate Account VA-K   Franklin Natural
                                                 811-6293                         of Allmerica            Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance and Annuity   FRANKLIN ADVISERS, INC.
                                                                                  Company
                                                                                                          Franklin Small Cap Fund,
                                                                                  06.13.96                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
28          Yes           Allmerica Advantage    33-70152       A-3025-96         Separate Account VA-K   Franklin Natural
                                                 811-8114                         of First Allmerica      Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance Company       FRANKLIN ADVISERS, INC.

                                                                                  06.13.96                Franklin Small Cap Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
29          Yes           ExecAnnuity Plus       33-39702       A-3018-91         Separate Account VA-K   Franklin Natural
                                                 811-6293       A-3021-93         of Allmerica            Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance and Annuity   FRANKLIN ADVISERS, INC.
                                                                                  Company
                                                                                                          Franklin Small Cap Fund,
                                                                                  06.13.96                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
30          Yes           ExecAnnuity Plus       33-70152       A-3018-91         Separate Account VA-K   Franklin Natural
                                                 811-8114       A-3021-93         of First Allmerica      Resources Securities
                                                                                  Financial Life          Fund, Class 2
                                                                                  Insurance Company       FRANKLIN ADVISERS, INC.

                                                                                  06.13.96                Franklin Small Cap Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
31          Yes           Select Reward          333-78245      A3028-99          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632                         Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
32          Yes           Select Reward          333-54070      A3028-99          Allmerica Select        Franklin Small Cap Fund,
                                                 811-8116                         Separate Account of     Class 2
                                                                                  First Allmerica         FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance Company       Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
33          Yes           Select Resource        333-47216      A3020-92          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632       A3025-96          Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
34          Yes           Select Resource        333-71058      A3020-92          Allmerica Select        Franklin Small Cap Fund,
                                                 811-8116       A3025-96          Separate Account of     Class 2
                                                                                  First Allmerica         FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance Company       Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
35          Yes           Select Charter         333-63093      A3027-98          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632                         Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
36          Yes           Select Charter         333-63087      A3027-98          Allmerica Select        Franklin Small Cap Fund,
                                                 811-8116                         Separate Account of     Class 2
                                                                                  First Allmerica         FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance Company       Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
37          Yes           Select Acclaim         333-92115      A3032-00          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632                         Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
38          Yes           Select Acclaim         333-90533      A3032-00          Allmerica Select        Franklin Small Cap Fund,
                                                 811-8116                         Separate Account of     Class 2
                                                                                  First  Allmerica        FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance Company       Franklin Mutual Shares
                                                                                                          Securities, Class 2
                                                                                  06.13.96                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
39          Yes           Allmerica Value        333-87099      A3031-99          Separate Account VA-K   Franklin Mutual Shares
                          Generation (Annuity    811-6293                         of Allmerica            Securities, Class 2
                          Scout)                                                  Financial Life          FRANKLIN MUTUAL
                                                                                  Insurance and Annuity   ADVISERS, LLC
                                                                                  Company
                                                                                                          Templeton Developing
                                                                                  06.13.96                Markets Securities Fund
                                                                                                          Class 2
                                                                                                          TEMPLETON ASSET
                                                                                                          MANAGEMENT, LTD
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
40          Yes           Allmerica Value        333-87105      A3031-99          Separate Account VA-K   Franklin Mutual Shares
                          Generation (Annuity    811-8114                         of First Allmerica      Securities, Class 2
                          Scout)                                                  Financial Life          FRANKLIN MUTUAL
                                                                                  Insurance Company       ADVISERS, LLC

                                                                                  06.13.96                Templeton Developing
                                                                                                          Markets Securities Fund
                                                                                                          Class 2
                                                                                                          TEMPLETON ASSET
                                                                                                          MANAGEMENT, LTD
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
41          Yes           Executive Solutions,   33-92658       1029-94           Group VEL Account of    Templeton International
                          Group VEL              811-8704                         Allmerica Financial     Securities Fund, Class 2
                                                                                  Life Insurance and      TEMPLETON INVESTMENT
                                                                                  Annuity Company         COUNSEL, INC.

                                                                                  06.13.96
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
42          Yes           Executive Solutions,   333-06383      1029-94           Group VEL Account of    Templeton International
                          Group VEL              811-7663                         First Allmerica         Securities Fund, Class 2
                                                                                  Financial Life          TEMPLETON INVESTMENT
                                                                                  Insurance Company       COUNSEL, INC.
                                                                                  06.13.96
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
43          Yes           Delaware I & II        33-44380       A3019-91          Separate Account VA-K   Franklin Small Cap Fund,
                                                 811-6293       A3022-93          (Delaware) of           Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities Class 2
                                                                                  06.13.99                FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
44          Yes           Delaware I & II        33-71054       A3019-91          Separate Account VA-K   Franklin Small Cap Fund,
                                                 811-8114       A3022-93          (Delaware) of First     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance Company
                                                                                                          Franklin Mutual Shares
                                                                                  06.13.99                Securities Class 2
                                                                                                          FRANKLIN MUTUAL
                                                                                                          ADVISERS, LLC

                                                                                                          Templeton Growth
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON GLOBAL
                                                                                                          ADVISORS LIMITED

                                                                                                          Templeton International
                                                                                                          Securities Fund, Class 2
                                                                                                          TEMPLETON INVESTMENT
                                                                                                          COUNSEL, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
45          Yes           VEL 87                 33-14672       1018-87           VEL Separate Account    Franklin Small Cap Fund,
                                                 811-5183                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  04.02.87                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
46          Yes           VEL 91                 33-90320       1018-87           VEL Separate Account    Franklin Small Cap Fund,
                                                 811-5183                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  04.02.87                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
47          Yes           VEL 93                 33-57792       1018-39           VEL II Separate         Franklin Small Cap Fund,
                                                 811-7466                         Account of Allmerica    Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  01.21.93                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
48          Yes           VEL 93                 33-71056       1018-39           VEL II Separate         Franklin Small Cap Fund,
                                                 811-8130                         Account of First        Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance Company  Franklin Large Cap
                                                                                  08.20.91                Growth Securities Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
49          Yes           Variable Inheiritage   33-70948       1026-94           Inheiritage Separate    Franklin Small Cap Fund,
                                                 811-8120                         Account of Allmerica    Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  09.15.93                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
50          Yes           Variable Inheiritage   33-74184       1026-94           Inheiritage Separate    Franklin Small Cap Fund,
                                                 811-8304                         Account of First        Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance Company
                                                                                                          Franklin Large Cap
                                                                                  08.20.91                Growth Securities Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
51          Yes           VEL III                333-58385      1018-93           VEL III Separate        Franklin Small Cap Fund,
                                                                                  Account of Allmerica    Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  06.13.96                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
52          Yes           VEL III                333-45914      1030-99           Separate Account SPVL   Franklin Small Cap Fund,
                                                                                  of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Franklin Large Cap
                                                                                  06.13.96                Growth Securities Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
53          Yes           Select SPL III         33-58551       1030-96           Allmerica Select        Franklin Small Cap Fund,
                                                                                  Separate Account III    Class 2
                                                                                  of Allmerica            FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance and Annuity   Franklin Mutual Shares
                                                                                  Company                 Securities Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, LLC
                                                                                  06.13.96
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
54          Yes           Select SPL             333-45914      1030-NY-99        Separate Account SPVL   Franklin Small Cap Fund,
                                                 811-10133                        of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Franklin Mutual Shares
                                                                                  06.13.96                Securities Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
55          Yes           Select Life II         33-83604       1027-95           Allmerica Select        Franklin Small Cap Fund,
                                                 811-8746                         Separate Account II     Class 2
                                                                                  of Allmerica            FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance and Annuity   Franklin Mutual Shares
                                                                                  Company                 Securities Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, LLC
                                                                                  10.12.93
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
56          Yes           Select Life II         333-62369      1027-95           Allmerica Select        Franklin Small Cap Fund,
                                                 811-8987                         Separate Account II     Class 2
                                                                                  of First Allmerica      FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance Company       Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  10.12.93                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
57          Yes           Select Inheiritage     33-70948       1026-94           Inheiritage Account     Franklin Small Cap Fund,
                                                 811-8120                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  09.15.93                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
58          Yes           Select Inheiritage     33-74184       1026-94           Inheiritage Account     Franklin Small Cap Fund,
                                                 811-8304                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Franklin Large Cap
                                                                                  08.20.91                Growth Securities Fund,
                                                                                                          Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
59          Yes           Allmerica VUL 2001     333-84879      1033-99           Separate Account IMO    Franklin Small Cap Fund,
                                                 811-09529                        of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Natural
                                                                                                          Resources Securities
                                                                                  06.13.96                Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, LLC
---------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
                                                      SEC                         SEPARATE ACCOUNT
  CONTRACT   REGISTERED                          REGISTRATION    REPRESENTATIVE   NAME/DATE               PORTFOLIOS AND CLASSES -
     NO.      (YES/NO)        PRODUCT NAME          NUMBERS       FORM NUMBERS    ESTABLISHED             ADVISER
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
60          Yes           Allmerica Select Life  333-84879      1033-99           Separate Account IMO    Franklin Small Cap Fund,
                                                 811-09529                        of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  06.13.96                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
61          Yes           VEL Plus               33-42687       1023-93           Separate Account VEL    Franklin Small Cap Fund,
                                                 811-5183                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Large Cap
                                                                                                          Growth Securities Fund,
                                                                                  04.02.87                Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
62          Yes           Select Reward          333-78245      A3028-99          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632                         Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  06.13.96                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
63          Yes           VUL 2001 Survivorship  333-90995      Pending           Separate Account IMO    Franklin Small Cap Fund,
                                                 811-09529                        of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Franklin Mutual Shares
                                                                                  06.13.96                Securities Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
64          Yes           Select Resource        33-47216       A3025-96          Allmerica Select        Franklin Small Cap Fund,
                                                 811-6632                         Separate Account of     Class 2
                                                                                  Allmerica Financial     FRANKLIN ADVISERS, INC.
                                                                                  Life Insurance and
                                                                                  Annuity Company         Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  06.13.96                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
65          Yes           Select Resource        33-71058       A3025-96GRC       Allmerica Select        Franklin Small Cap Fund,
                                                 811-8116                         Separate Account of     Class 2
                                                                                  First Allmerica         FRANKLIN ADVISERS, INC.
                                                                                  Financial Life
                                                                                  Insurance               Franklin Mutual Shares
                                                                                                          Securities Fund, Class 2
                                                                                  06.13.96                FRANKLIN ADVISERS, LLC
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
66          Yes           Allmerica Immediate    333-81861      A3029-99          Separate Account VA-K   Franklin Small Cap Fund,
                          Advantage              811-6293                         of Allmerica            Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance and Annuity
                                                                                  Company                 Franklin Natural
                                                                                                          Resources Securities
                                                                                  06.13.96                Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------
67          Yes           Allmerica Immediate    333-81859      A3029-99          Separate Account VA-K   Franklin Small Cap Fund,
                          Advantage              811-8114                         of First Allmerica      Class 2
                                                                                  Financial Life          FRANKLIN ADVISERS, INC.
                                                                                  Insurance Company
                                                                                                          Franklin Natural
                                                                                  06.13.96                Resources Securities
                                                                                                          Fund, Class 2
                                                                                                          FRANKLIN ADVISERS, INC.
----------- ------------- ---------------------- -------------- ----------------- ----------------------- --------------------------

                                   SCHEDULE F

                                RULE 12b-1 PLANS

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

              PORTFOLIO NAME                                  MAXIMUM ANNUAL PAYMENT RATE

         Templeton Asset Strategy Fund                              0.25%
         Templeton International Securities Fund                    0.25%
         Franklin Small Cap Fund                                    0.25%
         Templeton International Smaller Companies Fund             0.25%
         Templeton Growth Securities Fund                           0.25%
         Mutual Shares Securities Fund                              0.25%
         Franklin Natural Resources Securities Fund                 0.25%
         Templeton Developing Markets Securities Fund               0.25%
         Templeton  Pacific Growth Securities Fund                  0.25%
         Franklin Large Cap Growth Securities Fund                  0.25%
         Franklin Mutual Shares Securities Fund                     0.25%



AGREEMENT PROVISIONS

         If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

         To the extent the Company or its affiliates, agents or designees (collectively "you") provide administrative and other services which assist in the promotion and distribution of Eligible Shares or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Administrative and other services" may include, but are not limited to, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and November.

         You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

         The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                             PARTICIPATION AGREEMENT
                               as of March 1, 2000
              Franklin Templeton Variable Insurance Products Trust
                     Templeton Variable Products Series Fund
                      Franklin Templeton Distributors, Inc.
             Allmerica Financial Life Insurance and Annuity Company
                First Allmerica Financial Life Insurance Company

                                    CONTENTS

       PARAGRAPH  SUBJECT MATTER

         1.       Parties and Purpose
         2.       Representations and Warranties
         3.       Purchase and Redemption of Trust Portfolio Shares
         4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports
         5.       Voting
         6.       Sales Material, Information and Trademarks
         7.       Indemnification
         8.       Notices
         9.       Termination
         10.      Miscellaneous

                           SCHEDULES TO THIS AGREEMENT

         A.       The Company
         B.       Accounts of the Company
         C. Available Portfolios and Classes of Shares of the Trust; Investment Advisers
         D.       Contracts of the Company
         E.       Other Portfolios Available under the Contracts
         F.       Rule 12b-1 Plans of the Trust
         G.       Addresses for Notices
         H.       Shared Funding Order



1.       PARTIES AND PURPOSE

         This agreement (the "Agreement") is between Franklin Templeton Variable Insurance Products Trust, an open-end management investment company organized as a business trust under Massachusetts law ("FTVIP"), Templeton Variable Products Series Fund, an open-end management investment company organized as a business trust under Massachusetts law ("TVP," referred to in this Agreement together with FTVIP as the "Trust"), Franklin Templeton

Distributors, Inc., a California corporation which is the principal underwriter for the Trust (the "Underwriter," and together with the Trust, "we" or "us") and the insurance company identified on Schedule A ("you"), on your own behalf and on behalf of each segregated asset account maintained by you that is listed on Schedule B, as that schedule may be amended from time to time ("Account" or "Accounts").

         On October 21 and 22, 1999, the FTVIP and TVP Boards of Trustees approved a proposal to merge the funds of TVP into the corresponding funds of FTVIP (the "Reorganization"). If approved by TVP shareholders, the Reorganization is expected to be completed around May 1, 2000, after which it is anticipated that TVP will deregister as an investment company and dissolve as a business trust. You and we agree that, after the completion of the Reorganization, TVP will no longer be a party to this Agreement and the representations and warranties of the Trust provided in this Agreement will no longer be made by TVP and will be made solely by FTVIP.

         The purpose of this Agreement is to entitle you, on behalf of the Accounts, to purchase the shares, and classes of shares, of portfolios of the Trust ("Portfolios") that are identified on Schedule C, solely for the purpose of funding benefits of your variable life insurance policies or variable annuity contracts ("Contracts") that are identified on Schedule D. This Agreement does not authorize any other purchases or redemptions of shares of the Trust.

2.       REPRESENTATIONS AND WARRANTIES

         (a)      REPRESENTATIONS AND WARRANTIES BY YOU

         You represent and warrant that:

                  1. You are an insurance company duly organized and in good standing under the laws of your state of incorporation.

                  2. All of your directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than $5 million. Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event that such coverage no longer applies.

                  3. Each Account is a duly organized, validly existing segregated asset account under applicable insurance law and interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder. You will use your best efforts to continue to meet such definitional requirements, and will notify us immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

                  4. Each Account either: (i) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"); or (ii) has not been so registered in proper reliance upon an exemption from registration under Section 3(c) of the 1940 Act; if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  5. The Contracts or interests in the Accounts: (i) are or, prior to any issuance or sale will be, registered as securities under the Securities Act of 1933, as amended (the "1933 Act"); or (ii) are not registered because they are properly exempt from registration under Section 3(a)(2) of the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under Section 4(2) or Regulation D of the 1933 Act, in which case you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  6. The Contracts: (i) will be sold by broker-dealers, or their registered representatives, who are registered with the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended (the "1934 Act") and who are members in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); (ii) will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (iii) will be sold in compliance in all material respects with state insurance suitability requirements and NASD suitability guidelines.

                  7. The Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and you will use your best efforts to maintain such treatment; you will notify us immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

                  8. The fees and charges deducted under each Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by you.

                  9. You will use shares of the Trust only for the purpose of funding benefits of the Contracts through the Accounts.

                  10.      Contracts will not be sold outside of the United
States.

                  11. With respect to any Accounts which are exempt from registration under the 1940 Act in reliance on 3(c)(1) or Section 3(c)(7) thereof:

                           a. the principal underwriter for each such Account and any subaccounts thereof is a registered broker-dealer with the SEC under the 1934 Act;

                           b. the shares of the Portfolios of the Trust are and will continue to be the only investment securities held by the corresponding subaccounts; and

                           c. with regard to each Portfolio, you, on behalf of the corresponding subaccount; will:

                                    (i)      vote such shares held by it in the
                                             same proportion as the vote of all
                                             other holders of such shares; and

                                    (ii)     refrain from substituting shares of
                                             another security for such shares
                                             unless the SEC has approved such
                                             substitution in the manner provided
                                             in Section 26 of the 1940 Act.

         (b)      REPRESENTATIONS AND WARRANTIES BY THE TRUST

         The Trust represents and warrants that:

                  1. It is duly organized and in good standing under the laws of the State of Massachusetts.

                  2. All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

                  3. It is registered as an open-end management investment company under the 1940 Act.

                  4. Each class of shares of the Portfolios of the Trust is registered under the 1933 Act.

                  5. It will amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

                  6. It will comply, in all material respects, with the 1933 and 1940 Acts and the rules and regulations thereunder.

                  7. It is currently qualified as a "regulated investment company" under Subchapter M of the Code, it will make every effort to maintain such qualification, and will notify you immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

                  8. The investments of each Portfolio will comply with the diversification requirements for variable annuity, endowment or life insurance contracts set forth in

Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5. Upon having a reasonable basis for believing any Portfolio has ceased to comply and will not be able to comply within the grace period afforded by Regulation 1.817-5, the Trust will notify you immediately and will take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

                  9. It currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a plan ("Plan") adopted under rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under rule 12b-1, the Trust undertakes to comply with any then current SEC interpretations concerning rule 12b-1 or any successor provisions.

         (c)      REPRESENTATIONS AND WARRANTIES BY THE UNDERWRITER

         The Underwriter represents and warrants that:

                  1. It is registered as a broker dealer with the SEC under the 1934 Act, and is a member in good standing of the NASD.

                  2. Each investment adviser listed on Schedule C (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law.

         (d)      WARRANTY AND AGREEMENT BY BOTH YOU AND US

         We received an order from the SEC dated November 16, 1993 (file no. 812-8546), which was amended by a notice and an order we received on September 17, 1999 and October 13, 1999, respectively (file no. 812-11698) (collectively, the "Shared Funding Order," attached to this Agreement as Schedule H). The Shared Funding Order grants exemptions from certain provisions of the 1940 Act and the regulations thereunder to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and qualified pension and retirement plans outside the separate account context. You and we both warrant and agree that both you and we will comply with the "Applicants' Conditions" prescribed in the Shared Funding Order as though such conditions were set forth verbatim in this Agreement, including, without limitation, the provisions regarding potential conflicts of interest between the separate accounts which invest in the Trust and regarding contract owner voting privileges.

3.       PURCHASE AND REDEMPTION OF TRUST PORTFOLIO SHARES

         (a) We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. You agree to cooperate with us to assist us in implementing the Trust's restrictions on purchase and redemption activity that follows a market timing pattern.

         (b) We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

         (c) You agree that all net amounts available under the Contracts shall be invested in the Trust or in your general account. Net amounts available under the Contracts may also be invested in an investment company other than the Trust if: (i) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of the Portfolios; or (ii) you give us forty-five (45) days written notice of your intention to make such other investment company available as a funding vehicle for the Contracts; or (iii) such other investment company is available as a funding vehicle for the Contracts at the date of this Agreement and you so inform us prior to our signing this Agreement (a list of such investment companies appears on Schedule E to this Agreement); or (iv) we consent in writing to the use of such other investment company.

         (d) You shall be the designee for us for receipt of purchase orders and requests for redemption resulting from investment in and payments under the Contracts ("Instructions"). The Business Day on which such Instructions are received in proper form by you and time stamped by the close of trading will be the date as of which Portfolio shares shall be deemed purchased, exchanged, or redeemed as a result of such Instructions. Instructions received in proper form by you and time stamped after the close of trading on any given Business Day shall be treated as if received on the next following Business Day. You warrant that all orders, Instructions and confirmations received by you which will be transmitted to us for processing on a Business Day will have been received and time stamped prior to the Close of Trading on that Business Day. Instructions we receive after 9 a.m. Eastern Time shall be processed on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus.

         (e) We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30 p.m. Eastern time).

         (f) You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account no later than the close of business on the next Business Day after we receive the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or to its designated custodian.

         (g) We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. Payments for the purchase or redemption of shares by you may be netted against one another on any Business Day for the purpose of determining the amount of any wire transfer on that Business Day.

         (h) Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

         (i) We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

4.       FEES, EXPENSES, PROSPECTUSES, PROXY MATERIALS AND REPORTS

         (a) We shall pay no fee or other compensation to you under this Agreement except as provided on Schedule F, if attached.

         (b) We shall prepare and be responsible for filing with the SEC, and any state regulators requiring such filing, all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. We shall bear the costs of preparation and filing of the documents listed in the preceding sentence, registration and qualification of the Trust's shares of the Portfolios.

         (c) We shall use reasonable efforts to provide you, on a timely basis, with such information about the Trust, the Portfolios and each Adviser, in such form as you may reasonably require, as you shall reasonably request in connection with the preparation of disclosure documents and annual and semi-annual reports pertaining to the Contracts.

         (d) At your request, we shall provide you with camera ready copy, in a form suitable for printing, of portions of the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios. We shall delete information relating to series of the Trust other than the Portfolios to the extent practicable. We shall provide you with a copy of the Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. The expenses of furnishing such documents shall be borne by you. You shall bear the costs of distributing prospectuses and statements of additional information to Contract owners.

         (e) We shall provide you, at our expense, with copies of any Trust-sponsored proxy materials in such quantity as you shall reasonably require for distribution to Contract owners who are invested in a designated subaccount. You shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions) to Contract owners.

         (f) You assume sole responsibility for ensuring that the Trust's prospectuses, shareholder reports and communications, and proxy materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

5.       VOTING

         (a) All Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in the Shared Funding Order.

         (b) If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law.

         (c) So long as, and to the extent that, the SEC interprets the 1940 Act to require pass-through voting privileges for Contract owners, you shall provide pass-through voting privileges to Contract owners whose Contract values are invested, through the Accounts, in shares of one or more Portfolios of the Trust. We shall require all Participating Insurance Companies to calculate voting privileges in the same manner and you shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by us. With respect to each Account, you will vote shares of each Portfolio of the Trust held by an Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares held by that Account for which voting instructions are received. You and your agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contracts without our prior written consent, which consent may be withheld in our sole discretion.

6.       SALES MATERIAL, INFORMATION AND TRADEMARKS

         (a) For purposes of this Section 6, "Sales literature or other Promotional material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust or Underwriter or refer to the Trust or affiliates of the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic communication or other public media), sales literature (I.E., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

         (b) You shall furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "disclosure documents"), as well as any report, solicitation for voting instructions, Sales literature or other Promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts prior to its first use. You shall furnish, or shall cause to be furnished, to us or our designee each piece of Sales literature or other Promotional material in which the Trust or an Adviser is named, at least fifteen (15) Business Days prior to its proposed use. No such material shall be used unless we or our designee approve such material and its proposed use.

         (c) You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales literature or other Promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

         (d) We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations contained in and accurately derived from disclosure documents for the Contracts (as such disclosure documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales literature or other Promotional materials, except as required by legal process or regulatory authorities or with your written permission. We may use the names of you, the Accounts and the Contracts in our sales literature and disclosure documents.

         (e) Except as provided in Section 6(b), you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

7.       INDEMNIFICATION

         (a)      INDEMNIFICATION BY YOU

                  1. You agree to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this Section 7) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with your written consent, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of shares of the Trust or the Contracts and

                           a. arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved by you on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Section 7), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to you by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           b. arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined below in Section 7(b)) or wrongful conduct of you or persons under your control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                           c. arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined below in

         Section 7(b) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of you; or

                           d. arise out of or result from any failure by you to provide the services or furnish the materials required under the terms of this Agreement;

                           e. arise out of or result from any material breach of any representation and/or warranty made by you in this Agreement or arise out of or result from any other material breach of this Agreement by you; or

                           f. arise out of or result from a Contract failing to be considered a life insurance policy or an annuity Contract, whichever is appropriate, under applicable provisions of the Code thereby depriving the Trust of its compliance with Section 817(h) of the Code.

                  2. You shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable. You shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, you shall be entitled to participate, at your own expense, in the defense of such action. Unless the Indemnified Party releases you from any further obligations under this Section 7(a), you also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from you to such party of the your election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and you will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.


                  3. The Indemnified Parties will promptly notify you of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         (b)      INDEMNIFICATION BY THE UNDERWRITER

                  1. The Underwriter agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 7(b)) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the shares of the Trust or the Contracts and:

                           a. arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to us by or on behalf of you for use in the Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           b. arise out of or as a result of statements or representations (other than statements or representations contained in the disclosure documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

                           c. arise out of any untrue statement or alleged untrue statement of a material fact contained in a disclosure document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of the Trust; or

                           d. arise as a result of any failure by us to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified above in Section 2(b)(7) and the diversification requirements specified above in Section 2(b)(8); or

                           e. arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 7(b)(2) and 7(b)(3) hereof.

                  2. The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you or the Accounts, whichever is applicable.

                  3. The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Underwriter from any further obligations under this Section 7(b), the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  4. You agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with the issuance or sale of the Contracts or the operation of each Account.

         (c)      INDEMNIFICATION BY THE TRUST

                  1. The Trust agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7(c)) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 7(c)(2) and 7(c)(3) hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

                  2. The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you, the Trust, the Underwriter or each Account, whichever is applicable.

                  3. The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 7(c), the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  4. You agree promptly to notify the Trust of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of the Account, or the sale or acquisition of shares of the Trust.

8.       NOTICES

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule G below or at such other address as such party may from time to time specify in writing to the other party.

9.       TERMINATION

         (a) This Agreement may be terminated by any party in its entirety or with respect to one, some or all Portfolios for any reason by sixty (60) days advance written notice delivered to the other parties, and shall terminate immediately in the event of its assignment, as that term is used in the 1940 Act.

         (b) This Agreement may be terminated immediately by us upon written notice to you if:

                  1. you notify the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered Accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered Contracts; or

                  2. either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that you have suffered a material adverse change in your business, operations, financial condition or prospects since the date of this Agreement or are the subject of material adverse publicity; or

                  3.       you give us the written notice specified above in
         Section 3(c) and at the same time you give us such notice there was no notice of termination outstanding under any other provision of this Agreement; provided, however, that any termination under this Section 9(b)(3) shall be effective forty-five (45) days after the notice specified in Section 3(c) was given; or

                  4. upon your assignment of this Agreement without our prior written approval.

         (c) If this Agreement is terminated for any reason, except as required by the Shared Funding Order or pursuant to Section 9(b)(1), above, we shall, at your option, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated as required by the Shared Funding Order, its provisions shall govern.

         (d) The provisions of Sections 2 (Representations and Warranties) and 7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 9(c), except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

         (e) You shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to your assets held in the Account) except: (i) as necessary to implement Contract owner initiated or approved transactions; (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, you shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving us ninety (90) days notice of your intention to do so.

10.      MISCELLANEOUS

         (a) The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

         (b) This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall constitute one and the same instrument.

         (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         (d) This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of California. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder, to any orders of the SEC on behalf of the Trust granting it exemptive relief, and to the conditions of such orders. We shall promptly forward copies of any such orders to you.

         (e) The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

         (f) Each party to this Agreement shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         (g) Each party to this Agreement shall treat as confidential all information reasonably identified as confidential in writing by any other party to this Agreement, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate, or use such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party. Without limiting the foregoing, no party to this Agreement shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including, without limitation, the SEC, the NASD, and state securities and insurance regulators).

         (h) The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

         (i) The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect, except as provided above in
Section 3(c).

         (j) Neither this Agreement nor any rights or obligations created by it may be assigned by any party without the prior written approval of the other parties.

         (k) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

         IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement.


         The Company:     FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY



                          By:      /s/ Richard M. Reilly
                             ---------------------------------------------------

                          Name:    Richard M. Reilly
                               -------------------------------------------------

                          Title:   President
                                 -----------------------------------------------


                          ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY




                          By:      /s/ Richard M. Reilly
                             ---------------------------------------------------

                          Name:    Richard M. Reilly
                               -------------------------------------------------

                          Title:   President
                                 -----------------------------------------------


         FTVIP:           FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



                          By:      /s/ Karen L. Skidmore
                             --------------------------------------------------
                          Name: Karen L. Skidmore
                                -----------------
                          Title:   Assistant Vice President, Assistant Secretary
                                   ---------------------------------------------


         TVP:             TEMPLETON VARIABLE PRODUCTS SERIES FUND



                          By:      /s/ Karen L. Skidmore
                               -------------------------------------------------
                          Name: Karen L. Skidmore
                                -----------------
                          Title:   Assistant Vice President, Assistant Secretary
                                   --------------------------------------------


         The Underwriter: FRANKLIN TEMPLETON DISTRIBUTORS, INC.

                          By:      /s/ Harmon Burns
                             -------------------------------------------
                          Name:    Harmon Burns
                          Title: Executive Vice President

                                   SCHEDULE A

                                   THE COMPANY



1.       First Allmerica Financial Life Insurance Company
         440 Lincoln Street
         Worcester, MA 01653

         Organized as a corporation under Massachusetts law

2.       Allmerica Financial Life Insurance and Annuity Company
         440 Lincoln Street
         Worcester, MA 01653

         Organized as a corporation under Delaware law

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY


1.       Name:                              FUVUL Separate Account of Allmerica Financial
                                            Life Insurance and Annuity Company
         Date Established:                  12.17.99
         SEC Registration Number:           811-333-93031

2.       Name:                              FUVUL Separate Account of First Allmerica
                                            Financial Life Insurance Company
         Date Established:                  Pending
         SEC Registration Number:           Pending

3.       Name:                              Separate Account VA-P of First Allmerica
                                            Financial Life Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-8872


4.       Name:                              Separate Account VA-P of Allmerica Financial Life
                                            Insurance and Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number            811-8848

5.       Name:                              Separate Account VA-K of Allmerica Financial Life
                                            Insurance and Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number            811-6293

6.       Name:                              Separate Account VA-K of First Allmerica
                                            Financial Life Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number            811-8114

7.       Name:                              Separate Account VA-K (Delaware) of Allmerica
                                            Financial Life Insurance and Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number            811-6293

8.       Name:                              Separate Account VA-P of First Allmerica
                                            Financial Life Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number            811-8114

                                   SCHEDULE C

                              PORTFOLIOS AVAILABLE

-------------------------------------------------------------- -------------------------------------------------------
PORTFOLIO NAME                                                 ADVISOR
-------------------------------------------------------------- -------------------------------------------------------
Templeton Asset Allocation Fund, Class 2*                      Templeton Investment Counsel, Inc
*As of May 1, 2000, Templeton Asset Strategy Fund

-------------------------------------------------------------- -------------------------------------------------------
Templeton International Fund, Class 2**                        Templeton Investment Counsel, Inc
**As of May 1, 2000, Templeton International Securities Fund

-------------------------------------------------------------- -------------------------------------------------------
Franklin Small Cap Fund, Class 2                               Franklin Advisers, Inc.
-------------------------------------------------------------- -------------------------------------------------------

Templeton International Smaller Companies Fund Class 2         Templeton Investment Counsel, Inc.
-------------------------------------------------------------- -------------------------------------------------------

Templeton Global Growth Fund, Class 2***                       Templeton Global Advisors Limited
***As of May 1, 2000,  Templeton Growth Securities Fund
-------------------------------------------------------------- -------------------------------------------------------

Franklin Mutual Shares Securities Fund, Class 2                Franklin Mutual Advisors, LLC
-------------------------------------------------------------- -------------------------------------------------------

Franklin Natural Resources Securities Fund, Class 2            Franklin Advisers, Inc.
-------------------------------------------------------------- -------------------------------------------------------

Templeton Developing Markets Fund Class 2****                  Templeton Asset Management, Ltd.
****As of May 1, 2000, Templeton Developing Markets
Securities Fund Class 2
-------------------------------------------------------------- -------------------------------------------------------

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY


--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      CONTRACT 1                      CONTRACT 2                       CONTRACT 3
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       To Be Determined                To Be Determined                 Pioneer Vision
--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Pending                         Pending                          Y



--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-93031                       Pending                          33-86664



--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         1036-99                         1036-99                          A3025-96
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            FUVUL Separate Account of       FUVUL Separate Account of        Separate Account VA-P of
NAME/DATE ESTABLISHED       Allmerica Financial Life        First Allmerica Financial Life   First Allmerica Financial
                            Insurance and Annuity Company   Insurance and Annuity Company    Life Insurance Company /
                            / 12.17.99                      / Pending                        6.13.96
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-09731                       Pending                          811-8872


--------------------------- ------------------------------- -------------------------------- -------------------------------


                                       23

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES      Templeton International Fund,   Templeton International Fund,    Franklin Small Cap Fund,
-ADVISER                    Class 2 - Templeton             Class 2 - Templeton Investment   Class 2 - Franklin Advisers,
                            Investment Counsel, Inc         Counsel, Inc                     Inc.
                            (AFTER MAY 1, 2000 Templeton    (AFTER MAY 1, 2000 Templeton
                            International Securities        International Securities Fund,   Templeton International
                            Fund, Class 2 - Templeton       Class 2 - Templeton Investment   Smaller Companies, Class 2 -
                            Investment Counsel, Inc.)       Counsel, Inc.)                   Templeton Investment Counsel,
                                                                                             Inc.
                            Templeton Asset Allocation      Templeton Asset Allocation
                            Fund, Class 2 - Templeton       Fund, Class 2 - Templeton        Templeton Asset Allocation
                            Investment Counsel, Inc.        Investment Counsel, Inc.         Fund, Class 2 - Templeton
                            (AFTER MAY 1, 2000              (AFTER MAY 1, 2000               Investment Counsel, Inc.
                            Templeton Asset Strategy        Templeton Asset Strategy Fund,   (AFTER MAY 1, 2000
                            Fund, Class 2 - Templeton       Class 2 - Templeton Investment   Templeton Asset Strategy
                            Investment Counsel, Inc.)       Counsel, Inc.)                   Fund, Class 2 - Templeton
                                                                                             Investment Counsel, Inc.)
--------------------------- ------------------------------- -------------------------------- -------------------------------

                            CONTRACTS OF THE COMPANY


--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      CONTRACT 4                      CONTRACT 5                       CONTRACT 6
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Pioneer Vision                  Pioneer C-Vision                 Pioneer C-Vision
--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Y



--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-64831                       333-64833                        333-64831



--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3025-96                        A3027-98                         A3027-98
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account VA-P of        Separate Account VA-P of First   Separate Account VA-P of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
                            Insurance and Annuity Company   Insurance Company / 6.13.96      Insurance and Annuity Company
                            / 6.13.96                                                        / 6.13.96
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-8848                        811-8872                         811-8848


--------------------------- ------------------------------- -------------------------------- -------------------------------


                                       25

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES      Franklin Small Cap Fund,        Franklin Small Cap Fund, Class   Franklin Small Cap Fund,
-ADVISER                    Class 2 - Franklin Advisers,    2 - Franklin Advisers, Inc.      Class 2 - Franklin Advisers,
                            Inc.                                                             Inc.
                                                            Templeton International
                            Templeton International         Smaller Companies, Class 2 -     Templeton International
                            Smaller Companies, Class 2 -    Templeton Investment Counsel,    Smaller Companies, Class 2 -
                            Templeton Investment Counsel,   Inc.                             Templeton Investment Counsel,
                            Inc.                                                             Inc.
                                                            Templeton Asset Allocation
                            Templeton Asset Allocation      Fund, Class 2 - Templeton        Templeton Asset Allocation
                            Fund, Class 2 - Templeton       Investment Counsel, Inc.         Fund, Class 2 - Templeton
                            Investment Counsel, Inc.        (AFTER MAY 1, 2000               Investment Counsel, Inc.
                            (AFTER MAY 1, 2000              Templeton Asset Strategy Fund,   (AFTER MAY 1, 2000
                            Templeton Asset Strategy        Class 2 - Templeton Investment   Templeton Asset Strategy
                            Fund, Class 2 - Templeton       Counsel, Inc.)                   Fund, Class 2 - Templeton
                            Investment Counsel, Inc.)                                        Investment Counsel, Inc.)
--------------------------- ------------------------------- -------------------------------- -------------------------------

                            CONTRACTS OF THE COMPANY


--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      CONTRACT 7                      CONTRACT 8                       CONTRACT 9
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Pioneer XtraVision              Pioneer - To Be Determined       Pioneer - To Be Determined

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Y



--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-81017                       333-90535                        333-90537


--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3028-99                        A3030-99                         A3030-99
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account VA-P of        Separate Account VA-P of         Separate Account VA-P of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         First Allmerica Financial
                            Insurance and Annuity Company   Insurance and Annuity Company    Life Insurance Company /
                            / 6.13.96                       / 6.13.96                        6.13.96
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-8848                        811-8848                         811-8872


--------------------------- ------------------------------- -------------------------------- -------------------------------


                                       27

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES      Franklin Small Cap Fund,        Franklin Small Cap Fund, Class   Franklin Small Cap Fund,
-ADVISER                    Class 2 - Franklin Advisers,    2 - Franklin Advisers, Inc.      Class 2 - Franklin Advisers,
                            Inc.                                                             Inc.
                                                            Templeton International
                            Templeton International         Smaller Companies Fund, Class    Templeton International
                            Smaller Companies Fund, Class   2 - Templeton Investment         Smaller Companies Fund, Class
                            2 - Templeton Investment        Counsel, Inc.                    2 - Templeton Investment
                            Counsel, Inc.                                                    Counsel, Inc.
                                                            Templeton Asset Allocation
                            Templeton Asset Allocation      Fund, Class 2 - Templeton        Templeton Asset Allocation
                            Fund, Class 2 - Templeton       Investment Counsel, Inc.         Fund, Class 2 - Templeton
                            Investment Counsel, Inc.        (AFTER MAY 1, 2000               Investment Counsel, Inc.
                            (AFTER MAY 1, 2000              Templeton Asset Strategy Fund,   (AFTER MAY 1, 2000
                            Templeton Asset Strategy        Class 2 - Templeton Investment   Templeton Asset Strategy
                            Fund, Class 2 - Templeton       Counsel, Inc.)                   Fund, Class 2 - Templeton
                            Investment Counsel, Inc.)                                        Investment Counsel, Inc.)
--------------------------- ------------------------------- -------------------------------- -------------------------------

                            CONTRACTS OF THE COMPANY


--------------------------- ------------------------------- -------------------------------- -------------------------------
                                     CONTRACT 10                      CONTRACT 11                     CONTRACT 12
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Agency - To Be Determined       Agency - To Be Determined        Agency Replacement

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Pending



--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-87099                       333-87105                        Pending



--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3030-99                        A3030-99                         Pending
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account VA-K of        Separate Account VA-K of First   Separate Account VA-K of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
                            Insurance and Annuity Company   Insurance Company / 6.13.96      Insurance and Annuity Company
                            / 6.13.96                                                        / 6.13.96
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-6293                        811-8114                         811-6293


--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES      Franklin Small Cap Fund,        Franklin Small Cap Fund, Class   Franklin Natural Resources
-ADVISER                    Class 2 - Franklin Advisers,    2 - Franklin Advisers, Inc.      Securities Fund, Class 2 -
                            Inc.                                                             Franklin Advisers, Inc

                            Templeton Developing Markets    Templeton Developing Markets
                            Fund Class 2 - Templeton        Fund Class 2 - Templeton
                            Asset Management, Ltd (AS OF    Asset Management, Ltd (AS OF
                            MAY 1, 2000, Templeton          MAY 1, 2000, Templeton
                            Developing Markets              Developing Markets
                            Securities Fund Class 2)        Securities Fund Class 2)
--------------------------- ------------------------------- -------------------------------- -------------------------------

                            CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                     CONTRACT 13                      CONTRACT 14                     CONTRACT 15
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Agency Replacement              Delaware Medallion               Delaware Medallion
--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Pending                         Y                                Y



--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     Pending                         33-44830                         33-71054



--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         Pending                         A3025-99                         A3025-99
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account VA-K of        Separate Account VA-P of         Separate Account VA-P of
NAME/DATE ESTABLISHED       First Allmerica Financial       Allmerica Financial Life         First Allmerica Financial
                            Life Insurance Company /        Insurance and Annuity Company    Life Insurance Company /
                            6.13.96                         / 6.13.99                        6.13.99
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-87105                       33-44830                         33-71054


--------------------------- ------------------------------- -------------------------------- -------------------------------


                                       30

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES      Franklin Natural Resources      Franklin Small Cap Fund, Class   Franklin Small Cap Fund,
-ADVISER                    Securities Fund, Class 2 -      2 - Franklin Advisers, Inc.      Class 2 - Franklin Advisers,
                            Franklin Advisers, Inc                                           Inc.

                                                            Franklin Mutual Shares           Franklin Mutual Shares
                                                            Securities, Class 2 - Franklin   Securities, Class 2 -
                                                            Mutual Advisers, LLC             Franklin Mutual Advisers, LLC

                                                            Templeton Global Growth          Templeton Global Growth
                                                            Fund, Class 2 - Templeton        Fund, Class 2 - Templeton
                                                            Global Advisors Limited *ON      Global Advisors Limited *ON
                                                            MAY 1, 2000 the fund's name      MAY 1, 2000 the fund's name
                                                            will change to Templeton         will change to Templeton
                                                            Growth Securities Fund           Growth Securities Fund

                                                            Templeton International          Templeton International
                                                            Fund, Class 2 - Templeton        Fund, Class 2 - Templeton
                                                            Investment Counsel, Inc          Investment Counsel, Inc
                                                            (AFTER MAY 1, 2000 Templeton     (AFTER MAY 1, 2000 Templeton
                                                            International Securities         International Securities
                                                            Fund, Class 2 - Templeton        Fund, Class 2 - Templeton
                                                            Investment Counsel, Inc.)        Investment Counsel, Inc.)
--------------------------- ------------------------------- -------------------------------- -------------------------------

                            CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                     CONTRACT 16                      CONTRACT 17                     CONTRACT 18
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Delaware Golden Medallion       Delaware - To Be Determined      Delaware - To Be Determined
--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Y



--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-81281                       333-90543                        333-90545



--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3028-98                        A3030-99                         A3030-99
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account VA-P of        Separate Account VA-P of         Separate Account VA-P of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         First Allmerica Financial
                            Insurance and Annuity Company   Insurance and Annuity Company    Life Insurance Company /
                            / 6.13.99                       / 6.13.99                        6.13.99
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     33-44830                        33-44830                         33-71054


--------------------------- ------------------------------- -------------------------------- -------------------------------


                                       32

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES      Franklin Small Cap Fund,        Franklin Small Cap Fund, Class   Franklin Small Cap Fund,
-ADVISER                    Class 2 - Franklin Advisers,    2 - Franklin Advisers, Inc.      Class 2 - Franklin Advisers,
                            Inc.                                                             Inc.

                            Franklin Mutual Shares          Franklin Mutual Shares           Franklin Mutual Shares
                            Securities, Class 2 -           Securities, Class 2 - Franklin   Securities, Class 2 -
                            Franklin Mutual Advisers, LLC   Mutual Advisers, LLC             Franklin Mutual Advisers, LLC

                            Templeton Global Growth         Templeton Global Growth          Templeton Global Growth
                            Fund, Class 2 - Templeton       Fund, Class 2 - Templeton        Fund, Class 2 - Templeton
                            Global Advisors Limited *ON     Global Advisors Limited *ON      Global Advisors Limited *ON
                            MAY 1, 2000 the fund's name     MAY 1, 2000 the fund's name      MAY 1, 2000 the fund's name
                            will change to Templeton        will change to Templeton         will change to Templeton
                            Growth Securities Fund          Growth Securities Fund           Growth Securities Fund

                            Templeton International         Templeton International          Templeton International
                            Fund, Class 2 - Templeton       Fund, Class 2 - Templeton        Fund, Class 2 - Templeton
                            Investment Counsel, Inc         Investment Counsel, Inc          Investment Counsel, Inc
                            (AFTER MAY 1, 2000 Templeton    (AFTER MAY 1, 2000 Templeton     (AFTER MAY 1, 2000 Templeton
                            International Securities        International Securities         International Securities
                            Fund, Class 2 - Templeton       Fund, Class 2 - Templeton        Fund, Class 2 - Templeton
                            Investment Counsel, Inc.)       Investment Counsel, Inc.)        Investment Counsel, Inc.)
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                   SCHEDULE E

                 OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS



[names of other portfolios]

To Be Determined

                                   SCHEDULE F

                                RULE 12b-1 PLANS

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.


              PORTFOLIO NAME                                              MAXIMUM ANNUAL PAYMENT RATE
         Templeton Asset Allocation Fund*                                       0.25%
         *As of May 1, 2000, Templeton Asset Strategy Fund
         Templeton International Fund**                                         0.25%
         **As of May 1, 2000, Templeton International Securities Fund
         Franklin Small Cap Fund                                                0.25%
         Templeton International Smaller Companies Fund                         0.25%
         Templeton Global Growth Fund***                                        0.25%
         ***As of May 1, 2000, Templeton Growth Securities Fund
         Mutual Shares Securities Fund                                          0.25%
         Franklin Natural Resources Securities Fund                             0.25%
         Templeton Developing Markets Fund****                                  0.25%
         ****As of May 1, 2000, Templeton Developing Markets Securities Fund


AGREEMENT PROVISIONS

         If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

         To the extent the Company or its affiliates, agents or designees (collectively "you") provide administrative and other services which assist in the promotion and distribution of Eligible Shares or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Administrative and other services" may include, but are not limited to, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation

Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and November.

         You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

         The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty (60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                   SCHEDULE G

                              ADDRESSES FOR NOTICES



      To the Company:     First Allmerica Financial Life Insurance Company
                          440 Lincoln Street
                          Worcester, MA 01653
                                Attention:  Richard M. Reilly, President

                          Or

                          Allmerica Financial Life Insurance and Annuity Company 440 Lincoln Street
                          Worcester, MA 01653
                                Attention:  Richard M. Reilly, President


      To the Trust:       Franklin Templeton Variable Insurance Products Trust
                          777 Mariners Island Boulevard
                          San Mateo, California 94404
                                Attention:  Karen L. Skidmore, Assistant
                                            Secretary and Assistant Vice
                                            President


      To the Underwriter: Franklin Templeton Distributors, Inc.
                          777 Mariners Island Boulevard
                          San Mateo, California  94404
                                   Attention:  Philip J. Kearns, Vice President

                                   SCHEDULE H

                              SHARED FUNDING ORDER


                                       39